                                                                  Exhibit 10.35

                                                             [Execution Version]

                            SEVENTEENTH AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT


             THIS SEVENTEENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT, dated as of January 5, 2001, is entered into by and among CONGRESS FINANCIAL CORPORATION, a Delaware corporation ("Lender"), HANOVER DIRECT PENNSYLVANIA, INC., a Pennsylvania corporation ("HDPI"), BRAWN OF CALIFORNIA, INC., a California corporation ("Brawn"), GUMP'S BY MAIL, INC., a Delaware corporation ("GBM"), GUMP'S CORP., a California corporation ("Gump's"), LWI HOLDINGS, INC., a Delaware corporation ("LWI"), HANOVER DIRECT VIRGINIA INC., a Delaware corporation ("HDV"), HANOVER REALTY, INC., a Virginia corporation ("Hanover Realty"), THE COMPANY STORE FACTORY, INC., a Delaware corporation ("TCS Factory"), THE COMPANY OFFICE, INC., a Delaware corporation ("TCS Office"), TWEEDS, LLC, a Delaware limited liability company ("Tweeds LLC"), SILHOUETTES, LLC, a Delaware limited liability company ("Silhouettes LLC"), HANOVER COMPANY STORE, LLC, a Delaware limited liability company ("HCS LLC"), DOMESTICATIONS, LLC, a Delaware limited liability company ("Domestications LLC"; and together with HDPI, Brawn, GBM, Gump's, LWI, HDV, Hanover Realty, TCS Factory, TCS Office, Tweeds LLC, Silhouettes and HCS LLC, each individually referred to herein as an "Existing Borrower" and collectively, as "Existing Borrowers"), and HANOVER DIRECT, INC., a Delaware corporation, ("Hanover"), AMERICAN DOWN & TEXTILE COMPANY, a Wisconsin corporation ("American Down"), D.M. ADVERTISING, INC., a New Jersey corporation ("DM Advertising"), SCANDIA DOWN CORPORATION, a Delaware corporation ("Scandia"), KEYSTONE LIQUIDATIONS, INC., a Delaware Corporation, formerly known as Tweeds of Vermont, Inc., HANOVER HOME FASHIONS GROUP, LLC, a Delaware limited liability company ("HHFG LLC"), KITCHEN & HOME, LLC, a Delaware limited liability company ("Kitchen & Home, LLC"), DOMESTICATIONS KITCHEN & GARDEN, LLC, a Delaware limited liability company ("Domestications K&G, LLC"), ENCORE CATALOG, LLC, a Delaware limited liability company ("Encore LLC"), CLEARANCE WORLD OUTLETS, LLC, a Delaware limited liability company ("Clearance World"), SCANDIA DOWN, LLC, a Delaware limited liability company ("Scandia Down, LLC"), ERIZON, INC., a Delaware corporation ("erizon, inc."), HANOVER BRANDS, INC., a Delaware corporation ("Hanover Brands"), ERIZON.COM, INC., a Delaware corporation ("erizon.com"), LACROSSE FULFILLMENT, LLC, a Delaware limited liability company ("LaCrosse, LLC"), SAN DIEGO TELEMARKETING, LLC, a Delaware limited liability company ("San Diego LLC"; each individually a "Guarantor" and collectively "Guarantor" and KEYSTONE INTERNET SERVICES, INC. ("Keystone Internet"). Each Existing Borrower, together with Keystone Internet shall hereinafter be referred to individually as a "Borrower" and collectively as "Borrowers".
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                              W I T N E S S E T H:

       WHEREAS, Existing Borrowers, Guarantors and Lender are parties to the Loan and Security Agreement, dated November 14, 1995, as amended by the First Amendment to Loan and Security Agreement, dated February 22, 1996, the Second Amendment to Loan and Security Agreement, dated April 16, 1996, the Third Amendment to Loan and Security Agreement, dated May 24, 1996, the Fourth Amendment to Loan and Security Agreement, dated May 31, 1996, the Fifth Amendment to Loan and Security Agreement, dated September 11, 1996, the Sixth Amendment to Loan and Security Agreement, dated as of December 5, 1996, the Seventh Amendment to Loan and Security Agreement, dated as of December 18, 1996, the Eighth Amendment to Loan and Security Agreement, dated as of March 26, 1997, the Ninth Amendment to Loan and Security Agreement, dated as of April 18, 1997, the Tenth Amendment to Loan and Security Agreement, dated as of October 31, 1997, the Eleventh Amendment to Loan and Security Agreement, dated as of March 25, 1998, the Twelfth Amendment to Loan and Security Agreement, dated as of September 30, 1998, the Thirteenth Amendment to Loan and Security Agreement, dated as of September 30, 1998, the Fourteenth Amendment to Loan and Security Agreement, dated as of February 28, 2000, the Fifteenth Amendment to Loan and Security Agreement, dated as of March 24, 2000, and the Sixteenth Amendment to Loan and Security Agreement, dated as of August 8, 2001 (as so amended, the "Loan Agreement"), pursuant to which Lender has made loans and advances to Existing Borrowers; and

       WHEREAS, Borrowers have requested that Lender make available to Revolving Loan Borrowers, Letter of Credit Accommodations in the form of bankers' acceptances of up to $750,000 at any one time outstanding;

       WHEREAS, the parties to the Loan Agreement desire to enter into this Seventeenth Amendment to Loan and Security Agreement (this "Amendment") to evidence and effectuate such consents, amendments and agreements, and certain other amendments to the Financing Agreements relating thereto, in each case subject to the terms and conditions and to the extent set forth herein;

       NOW, THEREFORE, in consideration of the premises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         I. Definitions. All capitalized terms used herein and not defined herein shall have the meanings given to such terms in the Loan Agreement.

         II. Letter of Credit Accommodation consisting of Banker's Acceptances.

                  A. Section 2.3(a)(i) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                         "(i) issue, open or cause the issuance or opening of letters of credit for the purchase of goods and services or banker's acceptances issued with respect


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                           to drafts presented under letters of credit for the
                           purchase of goods and services or purchase or other guarantees for the purchase of goods and services in the ordinary course of a Revolving Loan Borrower's business or for any other purpose approved by Lender or provide for the amendment or extension of any of the foregoing or".

             B. Section 2.3(f) of the Loan Agreement is hereby amended by redesignating existing clauses (ii) and (iii) as clauses (iii) and (iv), respectively, and adding a replacement clause (ii) as follows:

                           "(ii) two and one-half percent (2-1/2%) per annum on the daily outstanding balance of Letter of Credit Accommodations consisting of banker's acceptances, and"

             C. Section 2.3(g) of the Loan Agreement is hereby amended by adding the following proviso before the period at the end of the first sentence as follows:

             "; provided, however, the aggregate amount of all outstanding Letter of Credit Accommodations consisting of or relating to banker's acceptances and any other commitments and obligations made or incurred by Lender in connection therewith, shall not at any time exceed $750,000."

       III. Representations, Warranties and Covenants. Borrowers and Guarantors represent, warrant and covenant with and to Lender as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Financing Agreements, being a condition of the effectiveness of this Amendment and a continuing condition of the making or providing of any Revolving Loans or Letter of Credit Accommodations by Lender to Borrowers:

                   A. This Amendment and each other agreement or instrument to be executed and delivered by each Borrower and/or Guarantor hereunder have been duly authorized, executed and delivered by all necessary action on the part of each of Borrower and each Guarantor which is a party hereto and thereto and, if necessary, their respective stockholders (with respect to any corporation) or members (with respect to any limited liability company), and is in full force and effect as of the date hereof, as the case may be, and the agreements and obligations of each Borrower and/or Guarantor, as the case may be, contained herein and therein constitute legal, valid and binding obligations of each Borrower and/or Guarantor, as the case may be, enforceable against them in accordance with their terms.

                   B. Neither the execution and delivery of this Amendment, any of the Hanover Preferred Stock Offering Agreements or any other agreements, documents or instruments to be delivered pursuant to this Agreement has violated or shall violate any Federal or State securities laws or any other law or regulation or any order or decree of any court or governmental instrumentality in any respect applicable to Borrowers or Guarantors, or does or shall conflict


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with or result in the breach of, or constitute a default in any respect under any mortgage, deed of trust, security agreement, agreement or instrument to which Borrowers or Guarantors is a party or may be bound, or shall violate any provision of the Certificates of Incorporation or By-Laws of Borrowers or Guarantors.

                   C. No action of, or filing with, or consent of any governmental or public body or authority, and no approval or consent of any other party, is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Amendment and each other agreement or instrument to be executed and delivered pursuant to this Amendment.

                   D. All of the representations and warranties set forth in the Loan Agreement as amended hereby, and the other Financing Agreements, are true and correct in all material respects after giving effect to the provisions of this Amendment, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.

                   E. After giving effect to the provisions of this Amendment, no Event of Default or Incipient Default exists or has occurred and is continuing.

       IV. Conditions Precedent. Concurrently with the execution and delivery hereof (except to the extent otherwise indicated below), and as a further condition to the effectiveness of this Amendment and the agreement of Lender to the modifications and amendments set forth in this Amendment:

                   A. Lender shall have received an executed original or executed original counterparts of this Amendment, as the case may be, duly authorized, executed and delivered by Borrowers and Guarantors; and

                   B. after giving effect to the provisions of this Amendment, no Event of Default or Incipient Default exists or has occurred and is continuing.

       V. Effect of this Amendment. This Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof, and supersedes all prior oral or written communications, memoranda, proposals, negotiations, discussions, term sheets and commitments with respect to the subject matter hereof. Except as expressly provided herein, no other changes or modifications to the Loan Agreement or any of the other Financing Agreements, or waivers of or consents under any provisions of any of the foregoing, are intended or implied by this Amendment, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent that any provision of the Loan Agreement or any of the other Financing Agreements conflicts with any provision of this Amendment, the provision of this Amendment shall control.


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       VI. Further Assurances. Borrowers and Guarantors shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Lender to effectuate the provisions and purposes of this Amendment.

       VII. Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of New York (without giving effect to principles of conflicts of laws).

       VIII. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

       IX. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the day and year first written.

                                           CONGRESS FINANCIAL CORPORATION

                                           By:   /s/ Janet S. Last
                                                 -------------------------------
                                           Title: First Vice President
                                                 -------------------------------

                                           HANOVER DIRECT PENNSYLVANIA, INC.

                                           By:    /s/ Brian C. Harriss
                                                 -------------------------------
                                           Title: Vice President
                                                 -------------------------------

                                           BRAWN OF CALIFORNIA, INC.

                                           By:    /s/ Brian C. Harriss
                                                 -------------------------------
                                           Title: Vice President
                                                 -------------------------------

                                           GUMP'S BY MAIL, INC.

                                           By:    /s/ Brian C. Harriss
                                                 -------------------------------
                                           Title: President
                                                 -------------------------------

                                           GUMP'S CORP.

                                           By:    /s/ Brian C. Harriss
                                                 -------------------------------
                                           Title:  Vice President
                                                 -------------------------------

                                           LWI HOLDINGS, INC.

                                           By:    /s/ Brian C. Harriss
                                                 -------------------------------
                                           Title: Vice President
                                                 -------------------------------

                       [SIGNATURES CONTINUE ON NEXT PAGE]


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                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                                            HANOVER DIRECT VIRGINIA INC.

                                            By:    /s/ Brian C. Harriss
                                                 -------------------------------
                                            Title: President
                                                 -------------------------------

                                            HANOVER REALTY, INC.

                                            By:    /s/ Brian C. Harriss
                                                 -------------------------------
                                            Title: President
                                                 -------------------------------

                                            THE COMPANY STORE FACTORY, INC.

                                            By:    /s/ Brian C. Harriss
                                                 -------------------------------
                                            Title: Vice President
                                                 -------------------------------

                                            THE COMPANY OFFICE, INC.

                                            By:    /s/ Brian C. Harriss
                                                 -------------------------------
                                            Title: Vice President
                                                 -------------------------------

                                            KEYSTONE INTERNET SERVICES, INC.

                                            By:    /s/ Brian C. Harriss
                                                 -------------------------------
                                            Title: Vice President
                                                 -------------------------------


                       [SIGNATURES CONTINUE ON NEXT PAGE]


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                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                                            TWEEDS, LLC

                                            By:    /s/ Brian C. Harriss
                                                 -------------------------------
                                            Title: Vice President

                                                 -------------------------------
                                            SILHOUETTES, LLC

                                            By:    /s/ Brian C. Harriss
                                                 -------------------------------
                                            Title: Vice President
                                                 -------------------------------

                                            HANOVER COMPANY STORE, LLC

                                            By:    /s/ Brian C. Harriss
                                                 -------------------------------
                                            Title: Vice President
                                                 -------------------------------

                                            DOMESTICATIONS, LLC

                                            By:     President
                                                 -------------------------------

By their signatures below, the
undersigned Guarantors acknowledge
and agree to be bound by the
applicable provisions of this
Amendment:


HANOVER DIRECT, INC.

By:    /s/ Brian C. Harriss
      ----------------------------
Title: Senior Vice President & CFO
      ----------------------------


                       [SIGNATURES CONTINUE ON NEXT PAGE]


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                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


AMERICAN DOWN & TEXTILE COMPANY

By:    /s/ Brian C. Harriss
      -----------------------------
Title: Vice President
      -----------------------------

D.M. ADVERTISING, INC.

By:    /s/ Brian C. Harriss
      -----------------------------
Title: President
      -----------------------------

LWI RETAIL, INC.

By:    /s/ Brian C. Harriss
      -----------------------------
Title: Vice President
      -----------------------------

SCANDIA DOWN CORPORATION

By:    /s/ Brian C. Harriss
      -----------------------------
Title: Vice President
      -----------------------------

KEYSTONE LIQUIDATIONS, INC.

By:    /s/ Brian C. Harriss
      -----------------------------
Title: President
      -----------------------------


                       [SIGNATURES CONTINUE ON NEXT PAGE]


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                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


HANOVER HOME FASHIONS GROUP, LLC

By:    /s/ Brian C. Harriss
      -----------------------------
Title: Vice President
      -----------------------------

KITCHEN & HOME, LLC

By:    /s/ Brian C. Harriss
      -----------------------------
Title: Vice President
      -----------------------------

DOMESTICATIONS KITCHEN & GARDEN, LLC

By:    /s/ Brian C. Harriss
      -----------------------------
Title: President
      -----------------------------

ENCORE CATALOG, LLC

By:    /s/ Brian C. Harriss
      -----------------------------
Title: President
      -----------------------------

CLEARANCE WORLD OUTLETS, LLC

By:    /s/ Brian C. Harriss
      -----------------------------
Title: President
      -----------------------------

                       [SIGNATURES CONTINUE ON NEXT PAGE]


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                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


SANDIA DOWN, LLC

By:    /s/ Brian C. Harriss
      -----------------------------
Title: Vice President
      -----------------------------

ERIZON, INC.

By:    /s/ Brian C. Harriss
      -----------------------------
Title: President
      -----------------------------

HANOVER BRANDS, INC.

By:    /s/ Brian C. Harriss
      -----------------------------
Title: President
      -----------------------------

ERIZON.COM, INC.

By:    /s/ Brian C. Harriss
      -----------------------------
Title: President
      -----------------------------

LA CROSSE FULFILLMENT, LLC

By:    /s/ Brian C. Harriss
      -----------------------------
Title: President
      -----------------------------

SAN DIEGO TELEMARKETING, LLC

By:    /s/ Brian C. Harriss
      -----------------------------
Title: President
      -----------------------------


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